                                 FIRST AMENDMENT
                                       TO
                      AGREEMENT, DATED SEPTEMBER 13, 1999,
                                  BY AND AMONG
                        ADS ALLIANCE DATA SYSTEMS, INC.,
                       PEGASUS SATELLITE TELEVISION, INC.,
                                       AND
                        DIGITAL TELEVISION SERVICES, INC.

         This First Amendment ("First Amendment") to the agreement, dated September 13, 1999 (the "Agreement"), by and among ADS Alliance Data Systems, Inc. ("Alliance"), Pegasus Satellite Television, Inc. ("PST") and Digital Television Services, Inc. ("DTS" and together with PST, the "Customer") is dated as of December 30, 1999.

                                    RECITALS

         WHEREAS, Alliance and Customer entered into the Agreement on September 13, 1999;

         WHEREAS, Section 1.2 (Procedures/Reporting) of the Agreement provides for the establishment of certain policies, procedures and standard reporting concerning call center activities, performance, escalation and recovery no later than December 31, 1999;

         WHEREAS, Section 5 (Performance/Call Forecasting) of the Agreement provides for Alliance and Customer to mutually agree upon certain performance targets, a call forecasting process, and a methodology to allocate call volume no later than December 31, 1999; and

         WHEREAS, Alliance and Customer desire to amend the Agreement with this First Amendment to reflect their mutual agreement as to the items to be agreed upon pursuant to Section 1.2 and Section 5 of the Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

         1. Unless otherwise defined in this First Amendment, including the attachment hereto, capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Agreement.

         2. Section 1.2 of the Agreement is hereby amended in its entirety to read as follows: "1.2 Procedures/Reporting. The Parties will follow the policies, procedures, and standard reporting concerning call center activities, performance, escalation and recovery procedures set forth on Exhibit C to this Agreement."


         3. Section 5 of the Agreement is hereby amended in its entirety to read as follows: "5. PERFORMANCE/CALL FORECASTING. Prior to January 1, 2000 (or such later date they may be mutually agreed upon in writing by Alliance and Customer), Alliance will use commercially reasonable

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            efforts to answer eighty-five percent (85%) of calls offered within
            30 seconds and to maintain an abandon rate of less than or equal to ten percent (10%). Beginning on January 1, 2000 (or such later date as agreed upon above), the customer care performance targets set forth in Exhibit C to this Agreement shall become effective."

         4. The following sentence from Section 7.1 of the Agreement shall be deleted in its entirety: "In addition, if the Customer and Alliance cannot mutually agree, prior to the applicable deadlines set forth in this Agreement or any mutually agreed upon extension of those deadlines, upon (i) the procedures and reporting policies pursuant to Section 1.2 or (ii) pursuant to Section 5, performance targets, a call forecasting process and a method to allocate call volume, Customer shall have the right to terminate this Agreement, without penalty (notwithstanding any other provision of this Agreement), upon forty-five (45) days' notice to Alliance."

         5. The Agreement is amended by the addition of an Exhibit C as set forth in Attachment 1 to this First Amendment.

         6. In all other respects, the Agreement remains unchanged.


         IN WITNESS WHEREOF, the Parties have caused this First Amendment to be execute by and through their duly authorized representatives.


                            PEGASUS SATELLITE TELEVISION, INC.

                            By: /s/ Howard E. Verlin
                                    ------------------------
                                    Name: Howard E. Verlin
                                    Title: Vice President



                            DIGITAL TELEVISION SERVICES, INC.

                            By: /s/ Howard E. Verlin
                                    ------------------------
                                    Name: Howard E. Verlin
                                    Title: Vice President



                            ADS ALLIANCE DATA SYSTEMS, INC.

                            By: /s/ Richard J. Jerrier
                                    ------------------------
                                    Name: Richard J. Jerrier
                                    Title:   Director



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                                  ATTACHMENT 1

                                    EXHIBIT C
                        CUSTOMER CARE PERFORMANCE TARGETS

[omitted and filed separately with the Commission]

                                    Exhibit C
                                  Attachment 1

[omitted and filed separately with the Commission]





















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